UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2010
CEVA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-49842	77-0556376

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2033 Gateway Place, Suite 150, San Jose, CA	95110

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 408/514-2900
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On January 28, 2010, CEVA, Inc. (the “Company”) announced its financial results for the quarter and year ended December 31, 2009. A copy of the press release, dated January 28, 2010, is attached and filed herewith as Exhibit 99.1. This information, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.
In addition to the disclosure of financial results for the quarter and year ended December 31, 2009 and 2008 in accordance with generally accepted accounting principles in the United States (“GAAP”), the press release also included non-GAAP net income and diluted earnings per share (EPS) figures for the quarter and year ended December 31, 2009 and 2008 that excluded (a) for the quarter ended December 31, 2009, equity-based compensation expense of $0.7 million, a pre-tax capital gain of $1.8 million related to the divestment of the Company’s equity interest in GloNav Inc. (the “Divestment”) and its related tax expense of $0.6 million; (b) for the quarter ended December 31, 2008, equity-based compensation expense of $0.8 million, a pre-tax capital gain of $0.9 million related to the Divestment and its related tax expense of $0.1 million, a loss of $0.1 million related to disposal of fixed assets and an reorganization expense of $0.6 million related to the Company’s SATA/SAS activities; (c) for the year ended December 31, 2009, equity-based compensation expense of $2.9 million, a pre-tax capital gain of $3.7 million related to the Divestment and its related tax expense of $1.1 million; and (d) for the year ended December 31, 2008, equity-based compensation expenses of $2.9 million, a pre-tax capital gain of $12.1 million related to the Divestment and its related tax expense of $3.1 million, an expense of $3.5 million associated with the exit of the Dublin long-term lease and a restructuring expense of $0.6 million associated with the Company’s SATA/SAS activities.
The Company believes that the reconciliation of financial measures in the press release is useful to investors in analyzing the results for the quarters and years ended December 31, 2009 and 2008 because the exclusion of such expenses may provide a more meaningful analysis of the Company’s core operating results and comparison of quarterly results. Further, the Company believes it is useful for investors to understand how the expenses associated with the application of SFAS 123(R) are reflected on its statements of income. The reconciliation of financial measures should be reviewed in addition to and in conjunction with results presented in accordance with GAAP, and are intended to provide additional insight into the Company’s operations that, when viewed with its GAAP results and the accompanying reconciliation, offer a more complete understanding of factors and trends affecting the Company’s business. The reconciliation of financial measures should not be viewed as a substitute for the Company’s reported GAAP results.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
99.1	Press Release of CEVA, Inc., dated January 28, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEVA, INC.
Date: January 28, 2010	By:	/s/ Yaniv Arieli
Yaniv Arieli
Chief Financial Officer